Exhibit 99.2

Supplemental Information

June 30, 2005

Supplemental Information

Table of Contents

June 30, 2005

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 26 unless noted otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward- looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	6/30/05

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Ronald P. Gibson

William E. Graham Jr.

Lawrence S. Kaplan

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Willard H. Smith Jr.

John L. Turner

F. William Vandiver, Jr.

Senior Management Team

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer and Treasurer

Gene H. Anderson

Senior Vice President and Director

Michael F. Beale

Senior Vice President

Robert G. Cutlip

Senior Vice President

W. Brian Reames

Senior Vice President

Thomas S. Hill

Corporate Vice President, Leasing

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and Secretary

Research Coverage

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

KeyBanc Capital Markets

Richard Moore - 216-443-2815

Legg Mason

David Fick - 410-454-5018

Morgan Stanley Dean Witter

Gregory Whyte - 212-761-6331

Prudential Equity Group

Jim Sullivan - 212-778-2515

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	i	6/30/05

Corporate Information

Divisional Offices

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh/Richmond

Robert G. Cutlip - Regional Manager

Raleigh, NC

Robert G. Cutlip, Senior Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Memphis/Nashville/Columbia/Greenville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Columbia, SC and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE            Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Sr. Director, Investor Relations

Phone: 919-431-1529

Fax: 919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Investor Relations Coordinator at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of June 30, 2005, the Company owned or had an interest in 490 in-service office, industrial and retail properties encompassing approximately 38.8 million square feet. Highwoods also owns 1,011 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our Web site at www.highwoods.com.

Highwoods Properties, Inc.	ii	3/31/05

Capitalization

Dollars, shares, and units in thousands

	06/30/05		03/31/05	12/31/04	09/30/04	06/30/04
Long-Term Debt (see page 2 & 3):	$1,558,999		$1,582,010	$1,572,169	$1,600,627	$1,603,485
Eastshore Debt 1/	19,800		—	—	—	—

Total debt per the balance sheet	1,578,799		1,582,010	1,572,169	1,600,627	1,603,485

Finance Obligations:	$43,168		$63,096	$65,309	$64,754	$65,091

Preferred Stock (at redemtion value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945		$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	172,500	2/	172,500	172,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	100,000	2/	100,000	100,000	100,000	100,000

Total preferred stock	$377,445		$377,445	$377,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,037		54,053	53,813	53,713	53,716
Minority interest partnership units	5,668		5,828	6,102	6,128	6,146

Total shares and units outstanding	59,705		59,881	59,915	59,841	59,862

Stock price at period end	$29.76		$26.82	$27.70	$24.61	$23.50
Market value of common equity	$1,776,821		$1,606,008	$1,659,646	$1,472,687	$1,406,757

Total market capitalization with debt and obligations 3/	$3,756,433		$3,628,559	$3,674,569	$3,515,513	$3,452,778

1/	This debt is the 100% obligation of an entity that Highwoods has no ownership interest in but is consolidated according to GAAP. These properties will no longer be consolidated as of 9/30/05.
2/	Redeemed all Series D and $30 million of Series B perpetual preferred stock on 8/22/05

Highwoods Properties, Inc.	Page 1	6/30/05

Long-Term Debt Summary

Dollars in thousands

	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$709,595	$754,226	$755,596	$768,324	$771,540
Variable rate debt 2/	84,404	67,784	66,573	50,803	54,945

Secured total	$793,999	$822,010	$822,169	$819,127	$826,485

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$460,000
Variable rate debt	120,000	120,000	120,000	120,000	120,000
Credit facility	185,000	180,000	170,000	201,500	197,000

Unsecured total	$765,000	$760,000	$750,000	$781,500	$777,000

Total	$1,558,999	$1,582,010	$1,572,169	$1,600,627	$1,603,485

Average Interest Rates:

Secured:
Conventional fixed rate	7.1%	7.1%	7.2%	7.2%	7.2%
Variable rate debt	4.9%	4.7%	4.2%	3.7%	3.1%

Secured total	6.8%	6.9%	6.9%	6.9%	6.9%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	4.7%	3.5%	3.5%	3.0%	2.9%
Credit facility	4.3%	3.4%	3.4%	2.2%	2.3%

Unsecured total	6.2%	6.0%	5.9%	5.4%	5.4%

Average	6.5%	6.5%	6.4%	6.2%	6.2%

Capitalized Interest:	$925	$423	$478	$406	$324

Maturity Schedule:

	Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year	Secured Debt 3/	Unsecured Debt
2005 4/	$26,016	$120,000	$146,016	5.3%
2006 5/	50,277	295,000	345,277	5.3%
2007	109,617	—	109,617	7.0%
2008	—	100,000	100,000	7.1%
2009	169,470	50,000	219,470	7.9%
2010	136,610	—	136,610	7.8%
2011	—	—	—	—
2012	22,800	—	22,800	6.1%
2013	273,883	—	273,883	5.9%
2014	—	—	—	—
Thereafter	5,326	200,000	205,326	7.5%

Total maturities	$793,999	$765,000	$1,558,999	6.5%

Weighted average maturity = 4.8 years

1/	Includes the $22.8 million loan related to a consolidated 20% owned joint venture property (Harborview).
2/	Includes the construction loan related to a consolidated 50% owned joint venture property (Vinings).
3/	Excludes annual principal amortization
4/	The $26,016 loan was paid off on July 15, 2005.
5/	The $295.0 million of unsecured debt maturities includes $185.0 million related to the credit facility which matures in 2006.

Highwoods Properties, Inc.	Page 2	6/30/05

Long-Term Debt Detail

Dollars in thousands

Lender	Rate	Maturity Date	Loan Balance 06/30/05	Undepreciated Book Value of Assets Secured
Secured Loans
Monumental Life Ins. Co.	7.8%	Nov-09	$161,587	$241,796
Northwestern Mutual	6.0%	Mar-13	140,883	187,517
Northwestern Mutual	7.8%	Nov-10	136,610	279,290
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	126,487	187,412
Northwestern Mutual	8.2%	Feb-07	64,321	140,873
GECC 2/	5.1%	Jan-06	46,985	83,465
PNC/Am South/Southtrust 3/	4.6%	Oct-07	32,474	39,143
Principal Life Ins. Co. 4/	8.2%	Aug-05	26,016	72,609
Metropolitan Life Ins. Co. 5/	6.1%	Oct-12	22,800	39,106
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,533	22,917
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	5,500	—
Ohio National	8.0%	Nov-17	5,326	10,967
Lutheran Brotherhood	6.8%	Apr-09	3,971	7,651
PFL Life Ins. Co. 6/ 7/	5.6%	Jun-07	3,611	—
Assoc Retirement Trust Fund 8/	8.0%	Jan-07	2,345	6,846
USG Annuity	7.7%	Feb-06	2,134	3,817
Security Life of Denver	8.9%	Aug-09	2,036	9,584
Southland Life Ins. Co.	8.8%	Aug-09	1,876	6,924
American United Life	9.0%	Jun-13	1,013	3,664
Central Carolina Bank 2/ 9/	3.3%	Jan-08	1,334	2,774
CUNA Mutual 10/	8.0%	Sep-06	595	3,195
Members Life Ins. Co 10/	8.0%	Sep-06	562	3,297

	6.8%		$793,999	$1,352,847

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.3%		$460,000

Unsecured Loans
Term Loan 2/	4.3%	Sep-05	$20,000
Term Loan 3/	4.7%	Nov-05	100,000
Line of Credit 2/	4.3%	Jul-06	185,000

	4.4%		$305,000

Total Debt	6.5%		$1,558,999

1/	These two loans are secured by the same assets.
2/	Paid off on 8/1/05
3/	Floating rate loan based on two month libor.
4/	Paid off on 7/15/2005
5/	Loan relates to a consolidated 20% owned joint venture property (Harborview).
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on ninety day libor.
8/	Paid off on 9/1/05
9/	Loan relates to a consolidated 50% owned joint venture property (Vinings).
10/	Paid off on 9/15/05

Highwoods Properties, Inc.	Page 3	6/30/05

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04
Office Industrial & Retail In-Service:
Office 2/	23,849,000	24,254,000	24,628,000	25,151,000	25,272,000
Industrial	6,623,000	6,991,000	7,829,000	7,992,000	7,992,000
Retail 3/	1,417,000	1,409,000	1,409,000	1,410,000	1,411,000

Total	31,889,000	32,654,000	33,866,000	34,553,000	34,675,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	—
Industrial	353,000	353,000	353,000	353,000	—
Retail	—	—	—	—	—

Total	353,000	353,000	353,000	353,000	—

Development - In Process:
Office 2/	710,000	358,000	358,000	333,000	222,000
Industrial	—	—	—	—	350,000
Retail	9,600	9,600	9,600	—	—

Total	719,600	367,600	367,600	333,000	572,000

Total:
Office 2/	24,559,000	24,612,000	24,986,000	25,484,000	25,494,000
Industrial	6,976,000	7,344,000	8,179,000	8,342,000	8,342,000
Retail 3/	1,426,600	1,418,600	1,418,600	1,410,000	1,411,000

Total	32,961,600	33,374,600	34,583,600	35,236,000	35,247,000

Same Property
Office 2/	23,662,000	23,684,184	23,684,184	23,684,184	23,684,184
Industrial	6,623,000	6,623,252	6,623,252	6,623,252	6,623,252
Retail	1,417,000	1,416,639	1,416,639	1,416,639	1,416,639

Total	31,702,000	31,724,075	31,724,075	31,724,075	31,724,075

Percent Leased/Pre-Leased:
In-Service:
Office	83.5%	82.3%	82.7%	80.9%	79.2%
Industrial	83.8%	86.8%	90.2%	88.4%	88.0%
Retail	96.0%	95.5%	97.3%	94.5%	93.4%

Total	84.1%	83.8%	85.0%	83.2%	81.8%

Development Completed - Not Stabilized:
Office	—	—	—	—	—
Industrial	100.0%	100.0%	100.0%	100.0%	—
Retail	—	—	—	—	—

Total	100.0%	100.0%	100.0%	100.0%	—

Development - In Process:
Office	60.8%	100.0%	100.0%	100.0%	100.0%
Industrial	—	—	—	—	100.0%
Retail	87.0%	66.0%	44.0%	—	—

Total	61.1%	99.1%	98.5%	100.0%	100.0%

Same Property
Office	83.5%	83.3%	83.7%	81.7%	80.8%
Industrial	83.8%	86.2%	88.7%	87.1%	86.7%
Retail	96.0%	95.1%	96.8%	94.1%	93.1%

Total	84.1%	84.5%	85.3%	83.4%	82.6%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

2/	Substantially all of our Office properties are located in suburban markets

3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 4	6/30/05

Portfolio Summary

(Continued)

As of June 30, 2005

Summary by Location, Wholly-Owned Properties Only 1/:

				Percentage of Annualized Revenue 2/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh 3/	4,432,000		83.8%	15.6%	0.2%	—	15.8%
Atlanta	6,464,000		81.9%	11.4%	3.4%	—	14.8%
Tampa 4/	3,813,000		77.2%	14.2%	—	—	14.2%
Kansas City	2,316,000	5/	91.3%	4.0%	—	9.0%	13.0%
Nashville	2,873,000		95.1%	12.1%	—	—	12.1%
Piedmont Triad 6/	5,593,000		87.7%	6.4%	3.4%	—	9.8%
Richmond	1,841,000		93.2%	7.1%	—	—	7.1%
Memphis	1,216,000		82.3%	4.6%	—	—	4.6%
Charlotte 4/	1,492,000		66.9%	3.6%	—	—	3.6%
Greenville	1,105,000		75.5%	2.6%	0.1%	—	2.7%
Columbia	426,000		61.7%	1.0%	—	—	1.0%
Orlando	218,000		96.9%	1.0%	—	—	1.0%
Other	100,000		56.3%	0.3%	—	—	0.3%

Total	31,889,000		84.1%	83.9%	7.1%	9.0%	100.0%

Summary by Location, Including Joint Venture Properties:

			Percentage of Annualized Revenue 2/ 7/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	7,299,000	83.1%	11.5%	3.0%	—	—	14.5%
Raleigh	4,887,000	85.3%	14.2%	0.1%	—	—	14.3%
Tampa 4/	4,018,000	78.3%	12.8%	—	—	—	12.8%
Kansas City	2,744,000	90.8%	4.6%	—	8.0%	—	12.6%
Nashville	2,873,000	95.1%	10.8%	—	—	—	10.8%
Piedmont Triad	5,957,000	89.0%	6.1%	3.0%	—	—	9.1%
Richmond	2,254,000	94.4%	6.9%	—	—	—	6.9%
Memphis	1,216,000	82.3%	4.1%	—	—	—	4.1%
Des Moines	2,245,000	95.4%	3.1%	0.4%	0.1%	0.4%	4.0%
Orlando	1,902,000	91.4%	3.9%	—	—	—	3.9%
Charlotte 4/	1,640,000	69.9%	3.3%	—	—	—	3.3%
Greenville	1,105,000	75.5%	2.3%	0.1%	—	—	2.4%
Columbia	426,000	61.6%	0.9%	—	—	—	0.9%
Other	210,000	79.2%	0.4%	—	—	—	0.4%

Total	38,776,000	85.9%	84.9%	6.6%	8.1%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Includes 1,492,000 square feet of office space in Charlotte and 940,000 square feet of office space in Tampa that was sold on July 22, 2005.
5/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
6/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
7/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 24

Highwoods Properties, Inc.	Page 5	6/30/05

Portfolio Summary - Wholly-Owned Properties Only 1/

(Continued)

As of June 30, 2005

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,331,000	84.2%	18.5%	101,000	68.9%	2.3%
Tampa 3/	3,813,000	77.2%	16.9%	—	—	—
Nashville	2,873,000	95.1%	14.4%	—	—	—
Atlanta	3,492,000	81.1%	13.6%	2,972,000	82.7%	48.3%
Richmond	1,841,000	93.2%	8.5%	—	—	—
Piedmont Triad	2,150,000	90.9%	7.6%	3,443,000	86.8%	48.1%
Memphis	1,216,000	82.3%	5.5%	—	—	—
Kansas City	895,000	83.9%	4.8%	4,000	100.0%	0.1%
Charlotte 3/	1,492,000	66.9%	4.3%	—	—	—
Greenville	1,002,000	80.3%	3.1%	103,000	28.9%	1.2%
Columbia	426,000	61.7%	1.2%	—	—	—
Orlando	218,000	96.9%	1.2%	—	—	—
Other	100,000	56.3%	0.4%	—	—	—

	23,849,000	83.5%	100.0%	6,623,000	83.8%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 4/	1,417,000	96.0%	100.0%

	1,417,000	96.0%	100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	Includes 1,492,000 square feet of office space in Charlotte and 940,000 square feet of office space in Tampa that was sold on July 22, 2005.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 6	6/30/05

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04
Atlanta	Rentable Square Feet	6,465,000	6,826,000	6,825,000	6,825,000	6,821,000
	Occupancy	81.9%	83.0%	83.7%	81.3%	80.7%
	Current Properties 2/	81.9%	82.3%	83.3%	80.9%	80.5%

Charlotte 3/	Rentable Square Feet	1,492,000	1,492,000	1,492,000	1,655,000	1,655,000
	Occupancy	66.9%	67.7%	72.9%	74.6%	73.9%
	Current Properties 2/	66.9%	67.7%	72.9%	75.1%	74.1%

Columbia	Rentable Square Feet	426,000	426,000	426,000	426,000	426,000
	Occupancy	61.6%	59.9%	60.4%	57.5%	57.9%
	Current Properties 2/	61.6%	59.9%	60.4%	57.5%	57.9%

Greenville	Rentable Square Feet	1,105,000	1,127,000	1,127,000	1,319,000	1,319,000
	Occupancy	75.5%	81.1%	80.5%	79.4%	78.8%
	Current Properties 2/	75.5%	82.7%	82.1%	80.0%	78.9%

Kansas City 4/	Rentable Square Feet	2,315,000	2,308,000	2,308,000	2,308,000	2,310,000
	Occupancy	91.4%	91.6%	94.1%	92.4%	91.4%
	Current Properties 2/	91.4%	91.3%	93.8%	92.1%	91.2%

Memphis	Rentable Square Feet	1,216,000	1,216,000	1,216,000	1,216,000	1,216,000
	Occupancy	82.3%	80.6%	83.2%	82.1%	82.0%
	Current Properties 2/	82.3%	80.6%	83.2%	82.1%	82.0%

Nashville	Rentable Square Feet	2,873,000	2,870,000	2,870,000	2,870,000	2,870,000
	Occupancy	95.1%	92.8%	93.3%	93.4%	91.7%
	Current Properties 2/	95.1%	92.7%	93.2%	93.3%	91.6%

Orlando	Rentable Square Feet	218,000	222,000	222,000	387,000	387,000
	Occupancy	96.8%	97.7%	93.2%	94.4%	52.9%
	Current Properties 2/	96.8%	99.5%	94.9%	94.9%	90.1%

Piedmont Triad	Rentable Square Feet	5,593,000	5,722,000	6,652,000	6,652,000	6,652,000
	Occupancy	88.3%	90.4%	92.5%	91.9%	91.1%
	Current Properties 2/	88.3%	90.9%	91.8%	91.1%	90.2%

Raleigh	Rentable Square Feet	4,432,000	4,432,000	4,597,000	4,739,000	4,808,000
	Occupancy	83.8%	83.3%	83.8%	81.1%	79.4%
	Current Properties 2/	83.8%	83.3%	83.3%	80.2%	78.7%

Richmond	Rentable Square Feet	1,841,000	1,836,000	1,835,000	1,835,000	1,835,000
	Occupancy	93.2%	95.1%	94.1%	92.0%	89.7%
	Current Properties 2/	93.2%	94.8%	93.7%	91.7%	89.4%

Tampa 3/	Rentable Square Feet	3,813,000	4,077,000	4,196,000	4,221,000	4,277,000
	Occupancy	77.2%	70.5%	71.0%	66.1%	65.9%
	Current Properties 2/	77.2%	75.4%	76.0%	70.6%	71.4%

Total 5/	Rentable Square Feet	31,789,000	32,554,000	33,766,000	34,453,000	34,576,000
	Occupancy	84.1%	83.8%	85.0%	83.2%	81.8%

	Current Properties 2/	84.1%	84.5%	85.3%	83.4%	82.5%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Only properties that were owned and in-service on June 30, 2005 are included for each quarter shown.
3/	Includes 1,492,000 square feet of office space in Charlotte and 940,000 square feet of office space in Tampa that was sold on July 22, 2005.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Excludes a 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 7	6/30/05

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	6/30/05 2/	3/31/05 3/	12/31/04 4/	9/30/04 5/	6/30/04 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	223	188	206	219	230	213
Rentable square footage leased	1,155,513	1,235,718	1,101,291	1,368,577	1,375,372	1,247,294
Square footage of Renewal Deals	785,827	677,799	726,959	703,003	1,011,662	781,050
Renewed square footage (% of total)	68.0%	54.9%	66.0%	51.4%	73.6%	62.6%
New Leases square footage (% of total)	32.0%	45.1%	34.0%	48.6%	26.4%	37.4%

Average per rentable square foot over the lease term:
Base rent	$17.31	$16.20	$17.40	$16.68	$17.64	$17.05
Tenant improvements	(1.45)	(0.94)	(1.51)	(1.27)	(1.09)	(1.25)
Leasing commissions 7/	(0.60)	(0.66)	(0.62)	(0.64)	(0.52)	(0.61)
Rent concessions	(0.31)	(0.41)	(0.31)	(0.37)	(0.27)	(0.33)

Effective rent	14.95	14.19	14.96	14.40	15.76	14.86
Expense stop	(5.33)	(4.46)	(5.61)	(5.32)	(5.25)	(5.19)

Equivalent effective net rent	$9.62	$9.73	$9.35	$9.08	$10.51	$9.67

Average term in years	4.1	5.7	5.0	3.7	4.3	4.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$8,869,553	$5,644,830	$9,208,835	$9,455,102	$8,908,277	$8,417,319
Rentable square feet	1,155,513	1,235,718	1,101,291	1,368,577	1,375,372	1,247,294

Per rentable square foot	$7.68	$4.57	$8.36	$6.91	$6.48	$6.75

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,629,936	$4,109,601	$2,806,566	$2,969,620	$2,878,161	$3,078,776
Rentable square feet	1,155,513	1,235,718	1,101,291	1,368,577	1,375,372	1,247,294

Per rentable square foot	$2.28	$3.33	$2.55	$2.17	$2.09	$2.47

Total:
Total dollars committed under signed leases	$11,499,489	$9,754,430	$12,015,400	$12,424,721	$11,786,438	$11,496,096
Rentable square feet	1,155,513	1,235,718	1,101,291	1,368,577	1,375,372	1,247,294

Per rentable square foot	$9.95	$7.89	$10.91	$9.08	$8.57	$9.22

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 68K square feet of leases that start in 2007 or later
3/	Includes 89K square feet of leases that start in 2007 or later
4/	Includes 111K square feet of leases that start in 2007 or later
5/	Includes 128K square feet of leases that start in 2006 or later
6/	Includes 100K square feet of leases that start in 2006 or later
7/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 8	6/30/05

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	6/30/05 1/	3/31/05	12/31/04	9/30/04 2/	06/30/04	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	30	15	36	34	7	24
Rentable square footage leased	359,342	599,048	1,216,644	285,706	820,933	656,335
Square footage of Renewal Deals	224,203	579,069	875,445	246,797	642,011	513,505
Renewed square footage (% of total)	62.4%	96.7%	72.0%	86.4%	78.2%	78.2%
New Leases square footage (% of total)	37.6%	3.3%	28.0%	13.6%	21.8%	21.8%

Average per rentable square foot over the lease term:
Base rent	$5.16	$3.39	$3.49	$4.73	$4.11	$4.18
Tenant improvements	(0.51)	(0.16)	(0.13)	(0.33)	(0.31)	(0.29)
Leasing commissions 3/	(0.12)	(0.06)	(0.06)	(0.07)	(0.08)	(0.08)
Rent concessions	(0.16)	(0.01)	(0.03)	(0.05)	(0.17)	(0.08)

Effective rent	4.37	3.16	3.27	4.28	3.55	3.73
Expense stop	(0.31)	(0.08)	(0.09)	(0.54)	(0.36)	(0.28)

Equivalent effective net rent	$4.06	$3.08	$3.18	$3.74	$3.19	$3.45

Average term in years	3.7	1.3	2.0	2.6	3.2	2.5

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$917,527	$361,044	$756,077	$307,534	$1,805,334	$829,503
Rentable square feet	359,342	599,048	1,216,644	285,706	820,933	656,335

Per rentable square foot	$2.55	$0.60	$0.62	$1.08	$2.20	$1.26

Leasing Commissions:
Total dollars committed under signed leases 3/	$172,719	$63,473	$226,000	$64,714	$207,676	$146,916
Rentable square feet	359,342	599,048	1,216,644	285,706	820,933	656,335

Per rentable square foot	$0.48	$0.11	$0.19	$0.23	$0.25	$0.22

Total:
Total dollars committed under signed leases	$1,090,245	$424,517	$982,077	$372,247	$2,013,010	$976,419
Rentable square feet	359,342	599,048	1,216,644	285,706	820,933	656,335

Per rentable square foot	$3.03	$0.71	$0.81	$1.30	$2.45	$1.49

1/	Includes 4K square feet of leases that start in 2007 or later
2/	Includes 74K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 9	6/30/05

Leasing Statistics

Retail Portfolio

	Three Months Ended
	6/30/05 1/	3/31/05	12/31/04	9/30/04	6/30/04 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	10	4	23	18	13	14
Rentable square footage leased	39,723	10,993	106,629	34,300	38,548	46,039
Square footage of Renewal Deals	36,118	1,750	78,579	15,530	17,482	29,892
Renewed square footage (% of total)	90.9%	15.9%	73.7%	45.3%	45.4%	64.9%
New Leases square footage (% of total)	9.1%	84.1%	26.3%	54.7%	54.6%	35.1%

Average per rentable square foot over the lease term:
Base rent	$21.49	$26.09	$17.03	$26.45	$22.98	$22.81
Tenant improvements	(1.64)	(2.65)	(1.73)	(1.84)	(2.04)	(1.98)
Leasing commissions 3/	(0.40)	(0.88)	(0.26)	(0.56)	(0.32)	(0.48)
Rent concessions	0.00	0.00	0.00	(0.04)	0.00	(0.01)

Effective rent	19.45	22.56	15.04	24.01	20.62	20.34
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$19.45	$22.56	$15.04	$24.01	$20.62	$20.34

Average term in years	8.7	9.3	8.3	5.7	8.0	8.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$695,152	$308,098	$2,137,327	$403,309	$800,125	$868,802
Rentable square feet	39,723	10,993	106,629	34,300	38,548	46,039

Per rentable square foot	$17.50	$28.03	$20.04	$11.76	$20.76	$18.87

Leasing Commissions:
Total dollars committed under signed leases 3/	$43,041	$3,778	$220,528	$86,458	$34,423	$77,646
Rentable square feet	39,723	10,993	106,629	34,300	38,548	46,039

Per rentable square foot	$1.08	$0.34	$2.07	$2.52	$0.89	$1.69

Total:
Total dollars committed under signed leases	$738,193	$311,876	$2,357,855	$489,767	$834,548	$946,448
Rentable square feet	39,723	10,993	106,629	34,300	38,548	46,039

Per rentable square foot	$18.58	$28.37	$22.11	$14.28	$21.65	$20.56

1/	Includes 16K square feet of leases that start in 2007 or later
2/	Includes 6K square feet of leases that start in 2006 or later
3/	Excludes a full allocation of internal marketing cost

Highwoods Properties, Inc.	Page 10	6/30/05

Leasing Statistics by Market

For the Three Months ended June 30, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Richmond	194,067	1.7	$16.01	$2.58	$0.94
Raleigh	192,978	4.7	14.90	7.18	2.43
Tampa	182,938	5.1	19.95	15.90	3.22
Nashville	176,501	5.4	19.53	6.01	2.79
Atlanta	162,640	3.4	14.93	5.79	1.45
Charlotte	62,836	3.5	15.58	8.51	0.88
Memphis	57,596	5.8	18.37	16.97	2.82
Piedmont Triad	52,783	3.6	16.64	2.66	0.30
Kansas City	30,695	3.5	19.67	1.57	3.22
Greenville	28,418	4.3	14.85	9.05	3.62
Orlando	6,823	6.2	16.41	12.47	0.00
Columbia	6,108	2.7	12.16	3.69	2.01
Other	1,130	2.0	9.74	4.50	1.54

	1,155,513	4.1	$17.00	$7.68	$2.28

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	233,811	3.3	$4.74	$2.30	$0.36
Piedmont Triad	98,873	4.5	4.93	2.89	0.54
Research Triangle	24,640	4.1	7.49	3.84	0.70
Kansas City	2,018	1.0	8.25	0.00	0.00

	359,342	3.7	$5.00	$2.55	$0.48

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	39,723	8.7	$21.49	$17.50	$1.08

	39,723	8.7	$21.49	$17.50	$1.08

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Total lease commisions per square foot excludes all internal charges from Leasing Departments, which are not allocated to individual leases.

Highwoods Properties, Inc.	Page 11	6/30/05

Rental Rate Comparisons by Market

For the Three Months ended June 30, 2005

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Richmond	194,067	$16.01	$15.62	2.5%
Raleigh	192,978	14.90	17.24	-13.6%
Tampa	182,938	19.95	17.89	11.5%
Nashville	176,501	19.53	19.36	0.9%
Atlanta	162,640	14.93	15.17	-1.6%
Charlotte	62,836	15.58	15.76	-1.1%
Memphis	57,596	18.37	19.20	-4.3%
Piedmont Triad	52,783	16.64	16.31	2.0%
Kansas City	30,695	19.67	19.06	3.2%
Greenville	28,418	14.85	18.17	-18.3%
Orlando	6,823	16.41	12.58	30.5%
Columbia	6,108	12.16	18.53	-34.4%
Other	1,130	9.74	14.03	-30.6%

GAAP Rent Growth	1,155,513	$17.00	$17.17	-1.0%

Cash Rent Growth	1,155,513	$16.67	$18.23	-8.4%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	233,811	$4.74	$5.03	-5.7%
Piedmont Triad	98,873	4.93	4.28	15.3%
Research Triangle	24,640	7.49	6.88	8.9%
Kansas City	2,018	8.25	8.25	0.0%

GAAP Rent Growth	359,342	$5.00	$4.98	0.5%

Cash Rent Growth	359,342	$5.29	$5.52	-4.2%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	39,723	$21.49	$22.97	-6.5%

GAAP Rent Growth	39,723	$21.49	$22.97	-6.5%

Cash Rent Growth	39,723	$20.78	$23.38	-11.1%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Highwoods Properties, Inc.	Page 12	6/30/05

Lease Expirations

June 30, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2005 3/	1,486,249	7.5%	$26,785	$18.02	7.6%
2006	3,276,840	16.4%	60,708	18.53	17.2%
2007	1,980,269	9.9%	35,355	17.85	10.1%
2008	3,284,593	16.5%	54,449	16.58	15.5%
2009	2,757,324	13.9%	49,948	18.11	14.2%
2010	2,570,736	12.9%	45,147	17.56	12.9%
2011	1,549,647	7.8%	28,836	18.61	8.2%
2012	892,307	4.5%	17,326	19.42	4.9%
2013	471,902	2.4%	8,381	17.76	2.4%
2014	419,428	2.1%	8,288	19.76	2.4%
2015 and thereafter	1,218,780	6.1%	16,044	13.16	4.6%

	19,908,075	100.0%	$351,267	$17.64	100.0%

Industrial:
2005 4/	1,005,827	17.3%	$4,225	$4.20	14.5%
2006	976,885	16.8%	4,962	5.08	17.0%
2007	1,076,728	18.4%	6,232	5.79	21.4%
2008	716,031	12.3%	3,321	4.64	11.4%
2009	643,486	11.1%	3,868	6.01	13.3%
2010	263,118	4.5%	1,527	5.80	5.2%
2011	155,862	2.7%	762	4.89	2.6%
2012	198,536	3.4%	780	3.93	2.7%
2013	102,384	1.8%	626	6.11	2.1%
2014	206,731	3.6%	817	3.95	2.8%
2015 and thereafter	469,730	8.1%	2,045	4.35	7.0%

	5,815,318	100.0%	$29,165	$5.02	100.0%

1/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
3/	Includes 254,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
4/	Includes 180,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 13	6/30/05

Lease Expirations

June 30, 2005

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2005 2/	23,225	1.7%	$1,007	$43.36	2.7%
2006	118,046	8.7%	2,938	24.89	7.8%
2007	82,574	6.1%	2,398	29.04	6.3%
2008	129,441	9.5%	3,685	28.47	9.7%
2009	175,222	12.8%	4,538	25.90	12.0%
2010	97,175	7.1%	3,367	34.65	8.9%
2011	56,468	4.1%	1,838	32.55	4.9%
2012	141,451	10.4%	4,104	29.01	10.8%
2013	108,866	8.0%	2,804	25.76	7.4%
2014	80,159	5.9%	1,453	18.13	3.8%
2015 and thereafter	349,612	25.7%	9,736	27.85	25.7%

	1,362,239	100.0%	$37,868	$27.80	100.0%

Total:
2005 3/4/	2,515,301	9.3%	$32,017	$12.73	7.7%
2006	4,371,771	16.2%	68,608	15.69	16.3%
2007	3,139,571	11.6%	43,985	14.01	10.5%
2008	4,130,065	15.3%	61,455	14.88	14.7%
2009	3,576,032	13.2%	58,354	16.32	14.0%
2010	2,931,029	10.8%	50,041	17.07	12.0%
2011	1,761,977	6.5%	31,436	17.84	7.5%
2012	1,232,294	4.5%	22,210	18.02	5.3%
2013	683,152	2.5%	11,811	17.29	2.8%
2014	706,318	2.6%	10,558	14.95	2.5%
2015 and thereafter	2,038,122	7.5%	27,825	13.65	6.7%

	27,085,632	100.0%	$418,300	$15.44	100.0%

1/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
2/	Includes 14,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue
3/	Includes 448,000 square feet of leases that are on a month to month basis or 1.1% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66

Note: 2005 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 14	6/30/05

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended				Total
			9/30/05 /2	12/31/05	03/31/06	06/30/06
Atlanta	RSF		343,121	33,121	134,599	88,483	599,324
	% of Total Office RSF		1.7%	0.2%	0.7%	0.4%	3.0%
	Annualized Revenue	3/	$5,440	$508	$1,848	$1,367	$9,163
	% of Total Office Annl Rev		1.5%	0.1%	0.5%	0.4%	2.6%
Charlotte	RSF		77,500	13,240	36,827	23,985	151,552
	% of Total Office RSF		0.4%	0.1%	0.2%	0.1%	0.8%
	Annualized Revenue	3/	$1,086	$236	$558	$434	$2,314
	% of Total Office Annl Rev		0.3%	0.1%	0.2%	0.1%	0.7%
Columbia	RSF		26,360	3,352	1,077	0	30,789
	% of Total Office RSF		0.1%	0.0%	0.0%	0.0%	0.2%
	Annualized Revenue	3/	$487	$60	$18	$—	$565
	% of Total Office Annl Rev		0.1%	0.0%	0.0%	0.0%	0.2%
Greenville	RSF		72,152	0	29,998	119,623	221,773
	% of Total Office RSF		0.4%	0.0%	0.2%	0.6%	1.1%
	Annualized Revenue	3/	$829	$—	$589	$2,248	$3,666
	% of Total Office Annl Rev		0.2%	0.0%	0.2%	0.6%	1.0%
Kansas City	RSF		29,229	31,292	61,265	18,549	140,335
	% of Total Office RSF		0.1%	0.2%	0.3%	0.1%	0.7%
	Annualized Revenue	3/	$608	$589	$1,326	$373	$2,896
	% of Total Office Annl Rev		0.2%	0.2%	0.4%	0.1%	0.8%
Memphis	RSF		58,611	10,981	47,663	32,602	149,857
	% of Total Office RSF		0.3%	0.1%	0.2%	0.2%	0.8%
	Annualized Revenue	3/	$1,115	$339	$943	$596	$2,993
	% of Total Office Annl Rev		0.3%	0.1%	0.3%	0.2%	0.9%
Nashville	RSF		50,646	125,908	153,871	50,911	381,336
	% of Total Office RSF		0.3%	0.6%	0.8%	0.3%	1.9%
	Annualized Revenue	3/	$840	$2,488	$3,105	$1,068	$7,501
	% of Total Office Annl Rev		0.2%	0.7%	0.9%	0.3%	2.1%
Orlando	RSF		0	0	0	0	0
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	3/	$—	$—	$—	$—	$—
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Piedmont Triad	RSF		118,969	37,762	93,611	63,612	313,954
	% of Total Office RSF		0.6%	0.2%	0.5%	0.3%	1.6%
	Annualized Revenue	3/	$1,894	$659	$1,632	$1,159	$5,344
	% of Total Office Annl Rev		0.5%	0.2%	0.5%	0.3%	1.5%
Raleigh	RSF		116,571	92,875	263,965	126,326	599,737
	% of Total Office RSF		0.5%	0.5%	1.3%	0.6%	3.0%
	Annualized Revenue	3/	$2,333	$2,073	$5,371	$2,634	$12,411
	% of Total Office Annl Rev		0.7%	0.6%	1.5%	0.7%	3.5%
Richmond	RSF		41,395	6,709	149,186	43,177	240,467
	% of Total Office RSF		0.2%	0.0%	0.7%	0.2%	1.2%
	Annualized Revenue	3/	$764	$102	$2,392	$928	$4,186
	% of Total Office Annl Rev		0.2%	0.0%	0.7%	0.3%	1.2%
Tampa	RSF		112,092	62,787	74,355	103,731	352,965
	% of Total Office RSF		0.6%	0.3%	0.4%	0.5%	1.8%
	Annualized Revenue	3/	$2,342	$1,536	$1,429	$2,096	$7,403
	% of Total Office Annl Rev		0.7%	0.4%	0.4%	0.6%	2.1%
Other	RSF		21,576	0	0	0	21,576
	% of Total Office RSF		0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Revenue	3/	$456	$—	$—	$—	$456
	% of Total Office Annl Rev		0.1%	0.0%	0.0%	0.0%	0.1%
Total	RSF		1,068,222	418,027	1,046,417	670,999	3,203,665
	% of Total Office RSF		5.3%	2.1%	5.3%	3.4%	16.0%
	Annualized Revenue	3/	$18,194	$8,590	$19,211	$12,903	$58,898
	% of Total Office Annl Rev		5.2%	2.4%	5.5%	3.7%	16.8%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 254,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
3/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 15	6/30/05

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			9/30/05 /1	12/31/05	03/31/06	06/30/06	Total
Atlanta	RSF		147,828	235,019	63,322	34,091	480,260
	% of Total Industrial RSF		2.5%	4.0%	1.1%	0.6%	8.3%
	Annualized Revenue	2/	$569	$1,368	$445	$237	$2,619
	% of Total Industrial Annl Rev		2.0%	4.7%	1.5%	0.8%	9.0%
Charlotte	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Greenville	RSF		0	0	16,081	0	16,081
	% of Total Industrial RSF		0.0%	0.0%	0.3%	0.0%	0.3%
	Annualized Revenue	2/	$—	$—	$206	$—	$206
	% of Total Industrial Annl Rev		0.0%	0.0%	0.7%	0.0%	0.7%
Kansas City	RSF		0	0	2,018	0	2,018
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$17	$—	$17
	% of Total Industrial Annl Rev		0.0%	0.0%	0.1%	0.0%	0.1%
Piedmont Triad	RSF		580,515	26,966	135,857	225,924	969,262
	% of Total Industrial RSF		10.0%	0.5%	2.3%	3.9%	16.7%
	Annualized Revenue	2/	$1,966	$184	$673	$686	$3,509
	% of Total Industrial Annl Rev		6.7%	0.6%	2.3%	2.4%	12.0%
Raleigh	RSF		15,499	0	9,548	0	25,047
	% of Total Industrial RSF		0.3%	0.0%	0.2%	0.0%	0.4%
	Annualized Revenue	2/	$139	$—	$94	$—	$233
	% of Total Industrial Annl Rev		0.5%	0.0%	0.3%	0.0%	0.8%
Total	RSF		743,842	261,985	226,826	260,015	1,492,668
	% of Total Industrial RSF		12.8%	4.5%	3.9%	4.5%	25.7%
	Annualized Revenue	2/	$2,674	$1,552	$1,435	$923	$6,584
	% of Total Industrial Annl Rev		9.2%	5.3%	4.9%	3.2%	22.6%

1/	Includes 180,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 16	6/30/05

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2005 2/	2006	2007	2008	Thereafter
Atlanta	RSF		376,242	353,197	231,462	550,867	1,320,915
	% of Total Office RSF		1.9%	1.8%	1.2%	2.8%	6.6%
	Annualized Revenue	3/	$5,948	$5,352	$3,323	$8,611	$24,569
	% of Total Office Annl Rev		1.7%	1.5%	0.9%	2.5%	7.0%
Charlotte	RSF		90,740	177,064	146,427	126,902	457,596
	% of Total Office RSF		0.5%	0.9%	0.7%	0.6%	2.3%
	Annualized Revenue	3/	$1,322	$2,831	$2,317	$1,872	$6,626
	% of Total Office Annl Rev		0.4%	0.8%	0.7%	0.5%	1.9%
Columbia	RSF		29,712	60,663	58,951	63,170	49,898
	% of Total Office RSF		0.1%	0.3%	0.3%	0.3%	0.3%
	Annualized Revenue	3/	$547	$1,129	$1,046	$1,056	$522
	% of Total Office Annl Rev		0.2%	0.3%	0.3%	0.3%	0.1%
Greenville	RSF		72,152	188,865	16,115	99,410	428,282
	% of Total Office RSF		0.4%	0.9%	0.1%	0.5%	2.2%
	Annualized Revenue	3/	$829	$3,578	$302	$1,838	$4,474
	% of Total Office Annl Rev		0.2%	1.0%	0.1%	0.5%	1.3%
Kansas City	RSF		60,521	156,247	92,491	71,817	369,755
	% of Total Office RSF		0.3%	0.8%	0.5%	0.4%	1.9%
	Annualized Revenue	3/	$1,196	$3,425	$1,932	$1,453	$8,925
	% of Total Office Annl Rev		0.3%	1.0%	0.6%	0.4%	2.5%
Memphis	RSF		69,592	98,568	102,650	186,012	543,392
	% of Total Office RSF		0.3%	0.5%	0.5%	0.9%	2.7%
	Annualized Revenue	3/	$1,455	$1,888	$1,999	$3,828	$10,048
	% of Total Office Annl Rev		0.4%	0.5%	0.6%	1.1%	2.9%
Nashville	RSF		176,554	444,188	229,372	205,363	1,675,479
	% of Total Office RSF		0.9%	2.2%	1.2%	1.0%	8.4%
	Annualized Revenue	3/	$3,329	$9,060	$4,432	$4,341	$29,592
	% of Total Office Annl Rev		0.9%	2.6%	1.3%	1.2%	8.4%
Orlando	RSF		0	6,465	21,694	9,240	173,710
	% of Total Office RSF		0.0%	0.0%	0.1%	0.0%	0.9%
	Annualized Revenue	3/	$—	$170	$397	$186	$3,399
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.1%	1.0%
Piedmont Triad	RSF		156,731	226,502	209,194	626,385	734,882
	% of Total Office RSF		0.8%	1.1%	1.1%	3.1%	3.7%
	Annualized Revenue	3/	$2,553	$3,886	$3,072	$7,240	$10,069
	% of Total Office Annl Rev		0.7%	1.1%	0.9%	2.1%	2.9%
Raleigh	RSF		209,446	831,003	377,265	579,159	1,648,705
	% of Total Office RSF		1.1%	4.2%	1.9%	2.9%	8.3%
	Annualized Revenue	3/	$4,405	$14,575	$7,239	$9,855	$28,588
	% of Total Office Annl Rev		1.3%	4.1%	2.1%	2.8%	8.1%
Richmond	RSF		48,104	359,481	257,373	272,891	778,488
	% of Total Office RSF		0.2%	1.8%	1.3%	1.4%	3.9%
	Annualized Revenue	3/	$867	$6,664	$4,328	$5,068	$12,963
	% of Total Office Annl Rev		0.2%	1.9%	1.2%	1.4%	3.7%
Tampa	RSF		174,879	374,597	223,438	473,928	1,697,733
	% of Total Office RSF		0.9%	1.9%	1.1%	2.4%	8.5%
	Annualized Revenue	3/	$3,878	$8,129	$4,584	$8,582	$34,168
	% of Total Office Annl Rev		1.1%	2.3%	1.3%	2.4%	9.7%
Other	RSF		21,576	0	13,837	19,449	1,289
	% of Total Office RSF		0.1%	0.0%	0.1%	0.1%	0.0%
	Annualized Revenue	3/	$456	$18	$386	$519	$28
	% of Total Office Annl Rev		0.1%	0.0%	0.1%	0.1%	0.0%
Total	RSF		1,486,249	3,276,840	1,980,269	3,284,593	9,880,124
	% of Total Office RSF		7.5%	16.5%	9.9%	16.5%	49.6%
	Annualized Revenue	3/	$26,785	$60,705	$35,357	$54,449	$173,971
	% of Total Office Annl Rev		7.6%	17.3%	10.1%	15.5%	49.5%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Includes 254,000 square feet of leases that are on a month to month basis or 0.8% of total annualized revenue
3/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 17	6/30/05

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2005 1/	2006	2007	2008	Thereafter
Atlanta	RSF		382,847	271,373	614,623	299,278	1,157,284
	% of Total Industrial RSF		6.6%	4.7%	10.6%	5.1%	19.9%
	Annualized Revenue	2/	$1,936	$1,770	$3,261	$1,441	$5,677
	% of Total Industrial Annl Rev		6.6%	6.1%	11.2%	4.9%	19.5%
Charlotte	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%
Greenville	RSF		0	16,081	0	5,350	8,470
	% of Total Industrial RSF		0.0%	0.3%	0.0%	0.1%	0.1%
	Annualized Revenue	2/	$—	$206	$—	$59	$91
	% of Total Industrial Annl Rev		0.0%	0.7%	0.0%	0.2%	0.3%
Kansas City	RSF		0	2,018	0	0	1,756
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$17	$—	$—	$19
	% of Total Industrial Annl Rev		0.0%	0.1%	0.0%	0.0%	0.1%
Piedmont Triad	RSF		607,481	677,865	458,555	396,215	846,447
	% of Total Industrial RSF		10.4%	11.7%	7.9%	6.8%	14.6%
	Annualized Revenue	2/	$2,150	$2,876	$2,934	$1,657	$4,408
	% of Total Industrial Annl Rev		7.4%	9.9%	10.1%	5.7%	15.1%
Raleigh	RSF		15,499	9,548	3,550	15,188	25,890
	% of Total Industrial RSF		0.3%	0.2%	0.1%	0.3%	0.4%
	Annualized Revenue	2/	$139	$94	$37	$163	$230
	% of Total Industrial Annl Rev		0.5%	0.3%	0.1%	0.6%	0.8%
Total	RSF		1,005,827	976,885	1,076,728	716,031	2,039,847
	% of Total Industrial RSF		17.3%	16.8%	18.5%	12.3%	35.1%
	Annualized Revenue	2/	$4,225	$4,963	$6,232	$3,320	$10,425
	% of Total Industrial Annl Rev		14.5%	17.0%	21.4%	11.4%	35.7%

1/	Includes 180,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 18	6/30/05

Customer Diversification 1/

June 30, 2005

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	869,733	$17,190	4.11%	6.3
AT&T 3/	537,529	10,187	2.44%	3.6
Price Waterhouse Coopers	297,795	7,528	1.80%	4.8
State Of Georgia	361,687	6,687	1.60%	3.6
T-Mobile USA	205,394	4,926	1.18%	3.9
IBM	188,763	3,978	0.95%	0.9
Northern Telecom	246,000	3,651	0.87%	2.7
Volvo	270,525	3,595	0.86%	4.1
US Airways	295,046	3,410	0.82%	2.5
Lockton Companies	132,718	3,339	0.80%	9.7
BB&T	229,459	3,273	0.78%	6.7
CHS Professional Services	170,524	3,045	0.73%	1.6
Ford Motor Company	125,989	2,783	0.67%	4.6
Hartford Insurance	118,807	2,600	0.62%	1.4
MCI	127,268	2,585	0.62%	0.9
Bank of America	96,349	2,447	0.58%	4.7
Metropolitan Life Insurance	118,017	2,250	0.54%	6.0
Icon Clinical Research	99,163	2,114	0.51%	6.9
The Martin Agency	118,518	2,018	0.48%	11.8
CIGNA Healthcare of NC	180,000	1,999	0.48%	1.1

	4,789,284	$89,605	21.44%	4.5

By Industry

Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	20.6%
Insurance	10.2%
Manufacturing	8.7%
Finance/Banking	8.7%
Retail Trade	7.6%
Telecommunication	7.5%
Government/Public Administration	6.5%
Health Care and Social Assistance	6.1%
Wholesale Trade	5.5%
Transportation and Warehousing	3.5%
Real Estate Rental and Leasing	3.2%
Administrative and Support Services	3.1%
Accommodation and Food Services	2.8%
Other Services (except Public Administration)	2.5%
Information	2.1%
Educational Services	1.4%

100.0%

1/	Excludes properties recorded on our Balance Sheet that were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66
2/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.
3/	AT&T and SBC have received final approval on their plans to merge. SBC currently leases 5K square feet with $114K in associated annualized revenue.

Highwoods Properties, Inc.	Page 19	6/30/05

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2005:
None

Second quarter 2005:
None

Highwoods Properties, Inc.	Page 20	6/30/05

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2005:
Northside	Tampa	O	02/24/05	85,700	93.5%	$9,000

531 Northridge Warehouse	Piedmont Triad	I	02/28/05	598,100	100.0%
531 Northridge Office	Piedmont Triad	O	02/28/05	91,800	100.0%

				689,900	100.0%	18,656

3928 Westpoint Boulevard	Piedmont Triad	I	02/28/05	240,000	100.0%	6,225
4300 Six Forks Road	Raleigh	O	03/31/05	163,300	98.0%	27,318

First quarter totals				1,178,900	99.3%	61,199

Second quarter 2005:
2599 Empire Drive	Piedmont Triad	I	04/15/05	89,600	100.0%	2,150

Highwoods Preserve II	Tampa	O	06/30/05	32,600	0.0%
Highwoods Preserve IV	Tampa	O	06/30/05	207,100	0.0%

				239,700	0.0%	24,500

Kennestone Corporate Center	Atlanta	O	06/30/05	82,600	73.3%
Chattahoochee Avenue	Atlanta	I	06/30/05	62,100	90.1%
LaVista Business Park	Atlanta	I	06/30/05	216,300	94.5%

				361,000	88.8%	13,250

Second quarter totals				690,300	59.4%	39,900

Six month totals				1,869,200	84.5%	$101,099

Depreciable Assets Contributed to Joint Ventures

	Market	Type 1/	Date Contributed	Square Footage	Occupancy	Gross Sales Price
First quarter 2005:
None

Second quarter 2005:
None

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 21	6/30/05

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Center for Disease Control	Atlanta	O	109,000	$21,375	$13,519	100%	4Q05	4Q05
Cool Springs III	Nashville	O	153,000	20,050	2,425	0%	2Q06	4Q07
Glenlake Four	Raleigh	O	158,000	26,889	2,408	46%	3Q06	1Q08
Saxon	Richmond	O	112,000	16,176	14,291	100%	3Q05	3Q05
3330 Healy Road 2/	Piedmont Triad	O	40,000	3,600	2,998	0%	4Q06	2Q07
FBI 3/	Tampa	O	138,000	31,090	20,839	100%	4Q05	4Q05

Total or Weighted Average			710,000	$119,180	$56,480	61%

Retail 4/:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$2,304	87%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$2,304	87%

Total or Weighted Average 5/			719,600	$121,814	$58,784	61%

Completed Not Stabilized 6/:
National Archives Record Administration	Atlanta	I	353,000	$20,387	$18,304	100%	3Q04	4Q05

Total or Weighted Average			353,000	$20,387	$18,304	100%

Grand Total or Weighed Average			1,072,600	$142,201	$77,088	74%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	An approved 25,000 square feet expansion at an additional anticipated cost of $4.5 million is included.
4/	Excludes a vacant building in Kansas City acquired in the first quarter for $4.1 million for potential future retail development or sale to a retail user.
5/	These “In-process” developments, together with $460,000 of other development costs, are included on the Consolidated Balance Sheet as “Developments-in-process.”
6/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Highwoods Properties, Inc.	Page 22	6/30/05

Development Land

June, 2005

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
On Balance Sheet:

Research Triangle	316	$69,523
Atlanta	226	39,767
Piedmont Triad	114	23,150
Kansas City 1/	46	17,816
Baltimore	44	13,166
Richmond	61	14,296
Charlotte 2/	67	12,106
Nashville	39	12,486
Orlando	25	12,470
Tampa 3/	29	14,026
Memphis	21	5,100
Greenville	12	1,800
Jacksonville	9	1,885
Columbia	2	276

	1,011	$237,867

Deferred or optioned:
Atlanta	13	$3,810

	13	$3,810

Total 4/	1,023	$241,677

1/	Includes 27 acres of residential land
2/	Includes 28 acres that was sold on July 22, 2005
3/	Includes 2 acres that was sold on July 22, 2005
4/	Developable square footage on core land holdings is approximately 6.3 million of office space and 1.8 million of industrial space

Highwoods Properties, Inc.	Page 23	6/30/05

Joint Ventures Portfolio Summary

As of June 30, 2005

Summary by Location:

			Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market	Rentable Square Feet 1/	Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,245,000	95.4%	27.9%	3.9%	1.0%	3.3%	36.1%
Orlando	1,684,000	90.6%	27.1%	—	—	—	27.1%
Atlanta	835,000	92.6%	12.1%	—	—	—	12.1%
Kansas City	428,000	88.1%	8.7%	—	—	—	8.7%
Richmond	413,000	100.0%	5.1%	—	—	—	5.1%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Tampa	205,000	99.1%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	6,887,000	94.5%	91.8%	3.9%	1.0%	3.3%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 94.0%
3/	Annualized Rental Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 24	6/30/05

Joint Ventures Lease Expirations

June 30, 2005

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2005	337,472	5.0%	$5,462	$16.19	4.3%
2006	662,534	9.7%	12,635	19.07	9.9%
2007	430,393	6.3%	8,064	18.74	6.3%
2008	1,325,225	19.4%	22,545	17.01	17.8%
2009	853,316	12.5%	15,931	18.67	12.5%
2010	550,250	8.1%	9,321	16.94	7.3%
2011	555,390	8.2%	10,339	18.62	8.1%
2012	401,183	5.9%	8,469	21.11	6.7%
2013	710,834	10.4%	15,482	21.78	12.2%
2014	382,579	5.6%	8,326	21.76	6.5%
2015 and thereafter	603,260	8.9%	10,729	17.79	8.4%

	6,812,436	100.0%	$127,303	$18.69	100.0%

1/	Annualized Revenue is June, 2005 rental revenue (base rent plus operating expense pass throughs) multiplied by 12.

Highwoods Properties, Inc.	Page 25	6/30/05

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/05	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Plaza Colonade, LLC 1/	50%	Kansas City	285,000	$71,500	$69,038	77%	4Q04	3Q05
Summit	50%	Des Moines	35,000	3,784	3,648	75%	3Q04	3Q05
Pinehurst	50%	Des Moines	35,000	3,651	3,438	90%	3Q04	3Q05
Sonoma	50%	Des Moines	75,000	9,364	3,213	43%	2Q05	2Q06
The Vinings at University Center 2/	50%	Charlotte	156 units	10,800	2,774	0%	4Q05	3Q06

Total or Weighted Average 3/			430,000	$99,099	$82,111	72%

Highwoods’ Share of the above				$49,550	$41,055

1/	Includes $16.2 million in investment cost that has been funded by tax increment financing
2/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
3/	Pre-leasing percentage does not include multi-family

Highwoods Properties, Inc.	Page 26	6/30/05